Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Six Months Ended June 30,
(In Millions, Except Per Share Amounts)	2015	2014
REVENUES:
Timber	$362	$363
Real Estate	134	100
Manufacturing	186	184
Energy and Natural Resources	16	18
Other	10	8
Total Revenues	708	673

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	266	263
Real Estate	101	40
Manufacturing	160	163
Energy and Natural Resources	5	5
Other	10	8
Total Cost of Goods Sold	542	479
Selling, General and Administrative	65	59
Total Costs and Expenses	607	538

Other Operating Income (Expense), net	5	4

Operating Income	106	139

Earnings from Unconsolidated Entities	41	29

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	54	54
Interest Expense (Note Payable to Timberland Venture)	29	29
Total Interest Expense, net	83	83

Income before Income Taxes	64	85

Provision (Benefit) for Income Taxes	1	—

Net Income	$63	$85

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.35	$0.48
Net Income per Share – Diluted	$0.35	$0.47

Weighted-Average Number of Shares Outstanding
– Basic	175.7	177.1
– Diluted	175.9	177.4

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$40	$32
Equity Earnings (Loss) from Real Estate Development Ventures	1	(3)
Earnings from Unconsolidated Entities	$41	$29

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Quarter Ended June 30,
(In Millions, Except Per Share Amounts)	2015	2014
REVENUES:
Timber	$170	$171
Real Estate	25	77
Manufacturing	92	94
Energy and Natural Resources	8	9
Other	7	5
Total Revenues	302	356

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	127	125
Real Estate	12	30
Manufacturing	77	84
Energy and Natural Resources	3	3
Other	8	5
Total Cost of Goods Sold	227	247
Selling, General and Administrative	32	30
Total Costs and Expenses	259	277

Other Operating Income (Expense), net	2	3

Operating Income	45	82

Earnings from Unconsolidated Entities	19	15

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	27	27
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	42	42

Income before Income Taxes	22	55

Provision (Benefit) for Income Taxes	1	—

Net Income	$21	$55

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.12	$0.31
Net Income per Share – Diluted	$0.12	$0.31

Weighted-Average Number of Shares Outstanding
– Basic	175.5	177.1
– Diluted	175.7	177.4

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$17	$17
Equity Earnings (Loss) from Real Estate Development Ventures	2	(2)
Earnings from Unconsolidated Entities	$19	$15

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	June 30, 2015	December 31, 2014
ASSETS
Current Assets:
Cash and Cash Equivalents	$83	$92
Accounts Receivable	43	38
Inventories	56	61
Deferred Tax Asset	6	6
Assets Held for Sale	60	98
Other Current Assets	15	15
	263	310

Timber and Timberlands, net	3,945	4,009
Minerals and Mineral Rights, net	286	289
Property, Plant and Equipment, net	118	120
Equity Investment in Timberland Venture	227	217
Equity Investment in Real Estate Development Ventures	126	126
Deferred Tax Asset	25	23
Investment in Grantor Trusts (at Fair Value)	48	48
Other Assets	42	45
Total Assets	$5,080	$5,187

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$439	$439
Line of Credit	108	95
Accounts Payable	35	27
Interest Payable	26	22
Wages Payable	18	31
Taxes Payable	15	10
Deferred Revenue	34	23
Other Current Liabilities	11	10
	686	657

Long-Term Debt	1,976	1,976
Note Payable to Timberland Venture	783	783
Other Liabilities	102	100
Total Liabilities	3,547	3,516

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 174.9 at June 30, 2015 and 175.9 at December 31, 2014	2	2
Additional Paid-In Capital	2,961	2,955
Retained Earnings (Accumulated Deficit)	(363)	(271)
Treasury Stock, at Cost, Common Shares – 29.5 at June 30, 2015 and 28.3 at December 31, 2014	(1,044)	(992)
Accumulated Other Comprehensive Income (Loss)	(23)	(23)
Total Stockholders’ Equity	1,533	1,671
Total Liabilities and Stockholders’ Equity	$5,080	$5,187

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$63	$85
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014)	65	66
Basis of Real Estate Sold	92	31
Earnings from Unconsolidated Entities	(41)	(29)
Distributions from Timberland Venture	30	28
Distributions from Real Estate Development Ventures	1	—
Deferred Income Taxes	(2)	—
Working Capital Changes	15	7
Other	4	1
Net Cash Provided By (Used In) Operating Activities	227	189

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $4 MDF Fire Replacement Capital in 2014)	(38)	(40)
Timberlands Acquired	(7)	—
Contributions to Real Estate Development Ventures	(2)	(4)
Distributions from Real Estate Development Ventures	2	1
Insurance Recoveries (Property Damage)	1	—
Sales/(Purchases) of Marketable Securities, net	1	—
Net Cash Provided By (Used In) Investing Activities	(43)	(43)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(155)	(156)
Borrowings on Line of Credit	216	748
Repayments on Line of Credit	(203)	(1,063)
Proceeds from Stock Option Exercises	1	1
Acquisition of Treasury Stock	(52)	(2)
Net Cash Provided By (Used In) Financing Activities	(193)	(472)

Increase (Decrease) In Cash and Cash Equivalents	(9)	(326)
Cash and Cash Equivalents:
Beginning of Period	92	433

End of Period	$83	$107

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$21	$55
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014)	32	34
Basis of Real Estate Sold	9	25
Earnings from Unconsolidated Entities	(19)	(15)
Distributions from Real Estate Development Ventures	1	—
Deferred Income Taxes	(2)	—
Working Capital Changes	31	32
Other	3	1
Net Cash Provided By (Used In) Operating Activities	76	132

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $4 MDF Fire Replacement Capital in 2014)	(24)	(24)
Timberlands Acquired	(7)	—
Distributions from Real Estate Development Ventures	—	1
Insurance Recoveries (Property Damage)	1	—
Net Cash Provided By (Used In) Investing Activities	(30)	(23)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(78)	(78)
Borrowings on Line of Credit	158	465
Repayments on Line of Credit	(106)	(493)
Acquisition of Treasury Stock	(31)	—
Net Cash Provided By (Used In) Financing Activities	(57)	(106)

Increase (Decrease) In Cash and Cash Equivalents	(11)	3
Cash and Cash Equivalents:
Beginning of Period	94	104

End of Period	$83	$107

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2015	2014
Revenues:
Northern Resources	$117	$127
Southern Resources	257	250
Real Estate	134	100
Manufacturing	186	184
Energy and Natural Resources	16	18
Other	10	8
Eliminations	(12)	(14)
Total Revenues	$708	$673

Operating Income (Loss):
Northern Resources	$16	$21
Southern Resources	63	64
Real Estate	30	57
Manufacturing (A)	23	19
Energy and Natural Resources	10	12
Other (B)	1	(4)
Other Costs and Eliminations, net	(36)	(33)
Total Operating Income	$107	$136

Adjusted EBITDA by Segment: (C)
Northern Resources	$29	$35
Southern Resources	104	101
Real Estate	122	88
Manufacturing	28	28
Energy and Natural Resources	14	16
Other	7	(3)
Other Costs and Eliminations, net	(35)	(32)
Total	$269	$233

(A)
During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. For the six-month periods ended June 30, 2015 and June 30, 2014, we recorded gains related to insurance recoveries of $2 million and $4 million, respectively. Insurance recoveries were received for costs incurred to rebuild or replace the damaged building and equipment and for business interruption costs. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain (Loss) in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B)
For segment reporting, Equity Earnings (Loss) from Real Estate Development Ventures is included in Operating Income (Loss) for the Other Segment. Equity earnings of $1 million and an equity loss of $3 million were recorded for the six-month periods ended June 30, 2015 and June 30, 2014, respectively.

(C)	Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2015	2014
Revenues:
Northern Resources	$47	$50
Southern Resources	129	127
Real Estate	25	77
Manufacturing	92	94
Energy and Natural Resources	8	9
Other	7	5
Eliminations	(6)	(6)
Total Revenues	$302	$356

Operating Income (Loss):
Northern Resources	$3	$5
Southern Resources	32	33
Real Estate	11	45
Manufacturing (A)	14	10
Energy and Natural Resources	5	6
Other (B)	2	(3)
Other Costs and Eliminations, net	(20)	(16)
Total Operating Income	$47	$80

Adjusted EBITDA by Segment: (C)
Northern Resources	$9	$11
Southern Resources	53	52
Real Estate	20	70
Manufacturing	16	16
Energy and Natural Resources	7	8
Other	8	(2)
Other Costs and Eliminations, net	(19)	(15)
Total	$94	$140

(A)
During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. For the quarterly periods ended June 30, 2015 and June 30, 2014, we recorded gains related to insurance recoveries of $2 million and $4 million, respectively. Insurance recoveries were received for costs incurred to rebuild or replace the damaged building and equipment and for business interruption costs. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain (Loss) in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) For segment reporting, Equity Earnings (Loss) from Real Estate Development Ventures is included in Operating Income (Loss) for the Other Segment. Equity earnings of $2 million and an equity loss of $2 million were recorded for the quarterly periods ended June 30, 2015 and June 30, 2014, respectively.

(C) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2015
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23	$22			$23
Pulpwood	$/Ton Stumpage	$13	$13			$13
Northern Resources
Sawlog	$/Ton Delivered	$86	$79			$83
Pulpwood	$/Ton Delivered	$48	$47			$47

Lumber (1)	$/MBF	$534	$422			$488
Plywood (1)	$/MSF	$504	$520			$511
Fiberboard (1)	$/MSF	$687	$685			$686

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,527	1,499			3,026
Pulpwood	1,000 Tons	2,095	2,270			4,365
Total Harvest		3,622	3,769	—	—	7,391
Northern Resources
Sawlog	1,000 Tons	570	434			1,004
Pulpwood	1,000 Tons	460	306			766
Total Harvest		1,030	740	—	—	1,770

Lumber	MBF	36,083	30,510			66,593
Plywood	MSF	47,530	45,265			92,795
Fiberboard	MSF	54,053	59,374			113,427

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22	$22	$22	$23	$22
Pulpwood	$/Ton Stumpage	$12	$12	$12	$13	$12
Northern Resources
Sawlog	$/Ton Delivered	$86	$83	$86	$86	$85
Pulpwood	$/Ton Delivered	$43	$41	$46	$45	$44

Lumber (1)	$/MBF	$573	$594	$579	$556	$576
Plywood (1)	$/MSF	$451	$468	$498	$507	$483
Fiberboard (1)	$/MSF	$678	$675	$677	$673	$676

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550	1,619	1,644	1,657	6,470
Pulpwood	1,000 Tons	2,054	2,159	2,395	2,675	9,283
Total Harvest		3,604	3,778	4,039	4,332	15,753
Northern Resources
Sawlog	1,000 Tons	667	499	595	549	2,310
Pulpwood	1,000 Tons	470	248	430	427	1,575
Total Harvest		1,137	747	1,025	976	3,885

Lumber	MBF	37,703	39,697	40,445	36,020	153,865
Plywood	MSF	39,188	37,620	46,693	43,323	166,824
Fiberboard	MSF	50,681	54,831	48,810	49,704	204,026

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,060	1,515			3,575
Large Non-strategic	—	—			—
Conservation (1)	121,160	6,610			127,770
HBU/Recreation	8,010	8,005			16,015
Development Properties	—	—			—
Conservation Easements	n/a	n/a			n/a
	131,230	16,130	—	—	147,360
Price per Acre
Small Non-strategic	$1,335	$955			$1,175
Large Non-strategic	$—	$—			$—
Conservation	$728	$860			$735
HBU/Recreation	$2,210	$2,255			$2,230
Development Properties	$—	$—			$—
Conservation Easements	$—	$—			$—

Revenue, ($ millions)
Small Non-strategic	$3	$1			$4
Large Non-strategic	$—	$—			$—
Conservation	$88	$6			$94
HBU/Recreation	$18	$18			$36
Development Properties	$—	$—			$—
Conservation Easements	$—	$—			$—
	$109	$25	$—	$—	$134

Basis of Real Estate Sold (2)	$83	$9			$92
	2014
	1st Qtr	2nd Qtr (3)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035	23,640	3,245	545	30,465
Large Non-strategic (4)	—	—	—	22,920	22,920
Conservation (1)	3,415	11,875	2,455	48,270	66,015
HBU/Recreation	4,125	31,530	25,775	3,185	64,615
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	10,575	67,045	31,475	74,920	184,015
Price per Acre
Small Non-strategic	$1,325	$790	$1,030	$1,300	$880
Large Non-strategic	$—	$—	$—	$2,845	$2,845
Conservation	$1,685	$635	$1,230	$950	$945
HBU/Recreation	$2,200	$1,485	$2,445	$2,545	$1,965
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$340	$300	$—	$—	$320

Revenue, ($ millions)
Small Non-strategic	$4	$19	$3	$1	$27
Large Non-strategic	$—	$—	$—	$65	$65
Conservation	$6	$8	$3	$46	$63
HBU/Recreation	$9	$46	$63	$8	$126
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$4	$4	$—	$—	$8
	$23	$77	$69	$120	$289

Basis of Real Estate Sold (2)	$6	$25	$29	$69	$129

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1)	During the first quarter of 2015, the company sold 117,400 acres in Montana for $85.1 million. During the fourth quarter of 2014, the company sold 47,800 acres in Washington for $45.6 million.

(2)
Includes $71.8 million in the first quarter of 2015 for a 117,400 acre sale located in Montana. Also includes $50 million in the fourth quarter of 2014 for a 47,800 acre sale located in Washington, $4 million in the fourth quarter of 2014 for a 7,735 acre sale located in Oregon and $11.5 million in the fourth quarter of 2014 for a 15,185 Large Non-strategic sale located in Alabama. Includes $12 million in the second quarter of 2014 for a 49,400 acre sale located in Wisconsin.

(3) During the second quarter of 2014, the company sold approximately 49,400 acres in Wisconsin for $45.3 million. The transaction consisted of approximately 22,400 acres of HBU/Recreation property with an estimated value of $28.7 million, approximately 17,000 acres of Small Non-strategic property with an estimated value of $11.6 million, and approximately 10,000 acres of Conservation property with an estimated value of $5.0 million.

(4) During the fourth quarter of 2014, the company sold 15,185 acres of Large Non-strategic lands located in Alabama for $36.2 million and 7,735 acres of Large Non-strategic lands located in Oregon for $29.0 million.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings or Loss from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in real estate sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Six Months Ended June 30, 2015

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$16	$13	$—	$29
Southern Resources	63	41	—	104
Real Estate	30	—	92	122
Manufacturing	23	5	—	28
Energy and Natural Resources	10	4	—	14
Other	1	—	6	7
Other Costs and Eliminations	(39)	1	—	(38)
Other Unallocated Operating Income (Expense), net	3	—	—	3
Total	$107	$64	$98	$269

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	40
Interest Expense	(83)
(Provision) Benefit for Income Taxes	(1)
Net Income	$63

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$227
Interest Expense				83
Amortization of Debt Costs				(1)
Provision (Benefit) for Income Taxes				1
Distributions from Timberland Venture				(30)
Distributions from Real Estate Development Ventures				(1)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				7
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(15)
Other				(4)
Adjusted EBITDA				$269

(1) Includes Equity Earnings from Real Estate Development Ventures ($1 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0), and basis in real estate sold ($6 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Six Months Ended June 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$21	$14	$—	$35
Southern Resources	64	37	—	101
Real Estate	57	—	31	88
Manufacturing	19	9	—	28
Energy and Natural Resources	12	4	—	16
Other	(4)	1	—	(3)
Other Costs and Eliminations	(35)	1	—	(34)
Other Unallocated Operating Income (Expense), net	2	—	—	2
Total	$136	$66	$31	$233

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	32
Interest Expense	(83)
(Provision) Benefit for Income Taxes	—
Net Income	$85

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$189
Interest Expense				83
Amortization of Debt Costs				(1)
Provision (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(28)
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization and Basis of Real Estate Sold from Real Estate Development Ventures				(2)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(7)
Other				(1)
Adjusted EBITDA				$233

(1) Includes Equity Loss from Real Estate Development Ventures ($3 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($0) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended June 30, 2015

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$3	$6	$—	$9
Southern Resources	32	21	—	53
Real Estate	11	—	9	20
Manufacturing	14	2	—	16
Energy and Natural Resources	5	2	—	7
Other	2	—	6	8
Other Costs and Eliminations	(20)	1	—	(19)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$47	$32	$15	$94

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	17
Interest Expense	(42)
(Provision) Benefit for Income Taxes	(1)
Net Income	$21

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$76
Interest Expense				42
Amortization of Debt Costs				—
Provision (Benefit) for Income Taxes				1
Distributions from Timberland Venture				—
Distributions from Real Estate Development Ventures				(1)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				8
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(31)
Other				(3)
Adjusted EBITDA				$94

(1) Includes Equity Earnings from Real Estate Development Ventures ($2 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0), and basis in real estate sold ($6 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended June 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$5	$6	$—	$11
Southern Resources	33	19	—	52
Real Estate	45	—	25	70
Manufacturing	10	6	—	16
Energy and Natural Resources	6	2	—	8
Other	(3)	1	—	(2)
Other Costs and Eliminations	(17)	1	—	(16)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$80	$35	$25	$140

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	17
Interest Expense	(42)
(Provision) Benefit for Income Taxes	—
Net Income	$55

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$132
Interest Expense				42
Amortization of Debt Costs				—
Provision (Benefit) for Income Taxes				—
Distributions from Timberland Venture				—
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				(1)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(32)
Other				(1)
Adjusted EBITDA				$140

(1) Includes Equity Loss from Real Estate Development Ventures ($2 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($0) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.